Combining Capabilities … Expanding Services… Enhancing Success Exhibit 99.1

Welcome to the Baker Family!

Baker & RBF: At a Glance
Effective October 1, 2011
Ideal Fit with Growth Strategy
Culture
Strategic:  Geographic & Services/Capabilities
Creates a National Planning, Design and
Construction Services Firm
Provides Significant Professional Development
Opportunities for Employees at Both Firms
2

Baker Facts
Founded in 1940 as an Engineering and Surveying Firm
Publicly Traded on the NYSE Amex (BKR)
Provides Professional Engineering, Architectural, and
Construction Services
Over 2,700 Employees in More Than 90 Office Locations
Across the Country
Consistently Ranked by Engineering News-Record in the
Top 10 percent of Professional Design Services Firms

Cultural Fit
We share a
commitment to
superior client
service
Baker strives to be the firm of
choice in the markets we serve
and embodies a client-focused
culture
RBF believes Quality Service is
the Rule and The Client Comes
First
We both have
strong community
roots and rich
histories
Baker was founded 1940
RBF was founded in 1944
We share in a
commitment to our
communities and
planet
Baker’s purpose:  Creating value
by delivering innovative and
sustainable solutions for
infrastructure and the
environment.
RBF’s purpose:  Make the world
a better place through the
application of the principle of
sustainable development by
providing professional design
services that enhance the quality
of life and the environment.

• California
• Southwestern U.S.
Geographic Expansion
• Water/Wastewater, Transportation, Planning,
Civil and Environmental Engineering, CM/CI ,
Land Development, Geospatial
Bolster Existing and
Pursue New Service
Lines
• Water and Port Authorities, State and Municipal,
Surface Transportation, Defense, Commercial,
Energy
Expand in Targeted
Markets
• Emphasizes and Supports Both Firms’ Internal &
External Sustainability Initiatives
Sustainability
Strategic Fit

Combined National Footprint RBF Location Baker Location

Bigger and Better
(1) Rankings modified to reflect combined Baker-RBF reported revenues.
(2) Based on data published in 2011 ENR Top 500 Design Firms.  Revenue in $Millions.
Baker + RBF would be…
#26 in ENR Top 500
#10 in Transportation
#12 in Water Supply
#21 CM-for-Fee
#32 in Sewer/WW
Better Able to Complete for
and Work on Larger, More
Complex Projects on an
International Scale
ENR Top 500 Design Firms
2011 ENR
Rank
(1)
Firm
2010 Design
Revenue
(2)
1 AECOM Technology Corp. $      5,919.8
2 URS Corp. $      5,038.8
3 Jacobs $      4,748.4
4 CH2M HILL $      3,602.7
5 Fluor Corp. $      3,127.5
6 AMEC $      2,456.3
7 Tetra Tech Inc. $      2,210.0
8 Bechtel $      2,170.0
9 KBR $      2,010.3
10 Parsons Brinckerhoff Inc. $      1,561.4
11 HDR $      1,500.3
12 Arcadis /Malcolm Pirnie/RTKL $      1,362.0
13 The Shaw Group Inc. $      1,210.1
14 Parsons $      1,167.8
15 Louis Berger Group $      1,153.0
16 Black & Veatch $      1,104.8
17 HNTB Cos. $      1,000.0
18 MWH Global $         923.0
19 WorleyParsons Group Inc. $         772.7
20 Burns & McDonnell $         684.5
21 Mustang Engineering $         684.3
22 Gensler $         656.9
23 CDM $         632.0
24 CB&I $         601.0
25 Stantec Inc. $         578.0
26 Baker + RBF $          545.3

Bigger and Better
(1) Based on revenue data published in 2011 ENR Top 100 Pure Design Firms.
ENR Top 100 Pure Design Firms (1)
Top 10 Pure
Design Firm!
2011 ENR
Rank
Firm
1 AECOM TECHNOLOGY CORP.
2 PARSONS BRINCKERHOFF INC.
3 ARCADIS /MALCOLM PIRNIE/RTKL
4 LOUIS BERGER GROUP
5 HNTB COS.
6 WORLEYPARSONS GROUP INC.
7 MUSTANG ENGINEERING
8 GENSLER
9 STANTEC INC.
10 FUGRO (USA) INC.
11 SARGENT & LUNDY LLC
12 CDI ENGINEERING SOLUTIONS
13 HOK
14 MICHAEL BAKER CORPORATION
15 MACTEC INC.
16 PERKINS+WILL
17 CARDNO USA INC.
18 UNIVERSALPEGASUS INTERNATIONAL INC.
19 STV GROUP INC.
20 TRC COS. INC.
21 TERRACON CONSULTANTS INC.
22 HATCH MOTT MACDONALD
23 KIMLEY-HORN AND ASSOCIATES INC.
24 THE KLEINFELDER GROUP INC.
25 GANNETT FLEMING

Leveraging the Combined Organization
will Accelerate Growth
Expand Sources and Amounts
of Capital
Provide a Larger, More Stable
Platform for Risk
Management
Leverage Combined Expertise
Take-on Larger, More
Complex Challenges
Penetrates New Clients with
Existing Skills
9
Realizing the
Potential Value
of the Combined
Organization

Combining Capabilities … Expanding Services… Enhancing Success Presented by Brad Mallory, President & CEO, Michael Baker Corporation